• • • • • •

• • •

• • • • 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% P o rt fo li o B a la n c e s ($ B )

• • 0.00% 0.10% 0.20% 0.30% 0.40% 0.50%

• • 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0%

Business Driver 2015 Outlook v. 2014 Results Changes since April 22, 2015

• • • •

TCBI Q2 2015 Earnings

July 22, 2015

Texas Capital Bancshares, Inc.

Certain matters discussed on this call may contain "forward-looking statements" as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital's current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as "believe," "expect," "estimate," "anticipate," "plan," "may," "will," "intend" and similar expressions. A number of factors, many of which are beyond Texas Capital's control, could cause actual results to differ materially from future results expressed or implied by our forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, the effects of recent declines in oil and gas prices on our customers, competition, changes in interest rates and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect Texas Capital's business, can be found in our Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this call. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Opening Remarks & Financial Highlights

Strong Balanced Growth	• Continued growth in traditional LHI balances despite highly competitive C&I market • Growth in mortgage finance loans ("MFLs") with continued impact from market share movement and high levels of refinancing activity • Significant growth in demand and total deposits at increased pace • Asset sensitivity position increased with extended duration of low-cost funding
Core Earnings Power	• Growth in total loans continues to produce strong net revenue • Operating leverage improving with growth, even with continued build-out • Business model focused on organic growth continues to demonstrate ability to produce high returns on invested capital • Mortgage Correspondent Aggregation will be a capital efficient contributor to earnings in the future
Credit Quality	• Credit metrics remain favorable despite increase in NPAs; includes two SNC energy relationships • NCOs at 14 bps in Q2-2015, none related to energy • High allowance coverage ratios • Provision driven by application of methodology

Operating Results	*Net Income*	*EPS*	*ROE*	*Total Loans*	*Total Deposits*
	$37.9 million	$0.76	10.32%	$16.0 billion	$14.2 billion

Expansion of Mortgage Finance Services

- Launching Mortgage Correspondent Aggregation ("MCA") business in our Mortgage Finance ("MF") group
  - MCA will complement existing offerings in national mortgage markets
  - MCA will buy whole loan mortgages from current clients and mortgage correspondents, hold those loans for a short period before selling and securitizing
  - TCB will now provide a full range of service offerings under the MF group including mortgage warehouse, MCA, Treasury Management, and other business lending with Mortgage Servicing Rights ("MSRs") financing
  - Excellent opportunity to extend our relationships with our existing client base, taking advantage of industry expertise and reputation to increase market position
- TCB performed extensive internal review and risk assessment with focus on improving the capital efficiency of our MF business
  - Increased capital efficiency as purchased whole loans will be afforded lower 20% or 50% risk weight compared to current 100% for MFLs
  - Recognized market share opportunity, but believe scale with client base generating over $3 billion in MFLs was necessary to justify the investment in this business at the national level
    - Significant scale in our current business affords opportunity to add this important service capability
    - Our current monthly volume includes over 30,000 loans with aggregate value of more than $7 billion
  - Incremental risk of put-back exposure will be effectively managed and is believed to be insignificant
    - Knowledge of current customers and rigorous selection and monitoring of prospective clients selected into the program
    - Selection of loan products, application of controls focused on loan-level data integrity, and system review of each loan prior to purchase
  - Received approvals from GNMA, FNMA and FHLMC

Expansion of Mortgage Finance Services (continued)

- Expected results from MCA
  - Meaningful improvement in overall MF contribution with exceptional risk-adjusted returns
  - Improved risk weight of total MFL portfolio as program matures
  - Highly profitable with capturing of income historically delivered to other aggregators
    - Increased yield included in net interest income
    - Increased non-interest income, including gains on sales of loans and MSRs
  - As program matures, MCA can improve management of average and quarter-end balances, and offset adverse impact of reductions in mortgage origination volumes with rising rates
  - Expansion will result in reporting two categories of mortgage finance loans: LHI – MF and LHS – mortgage
  - Will continue to manage to 25 – 33% concentration including total MFL

Net Interest Income & Margin

Earning Asset & Margin Trends



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Portfolio Balances ($B)
$0.2
$11.7
4.08%
3.87%
$0.4
$12.8
4.01%
3.77%
$0.9
$13.3
3.91%
3.56%
$2.3
$14.1
3.82%
3.22%
$2.3
$15.4
3.79%
3.22%
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Loans
Other Earning Assets
Total Loan Spread
NIM

Quarterly Change

NII ($MM)		NIM (%)
$130.0	Q1 2015	3.22%
–	Increase in contribution of free funds	.02
.3	Increase in LHI loan yields	.01
(.3)	Decrease in MF loan yields	(.01)
–	Increase in liquidity	(.02)
1.4	Increase in day count for Q2	–
10.9	Increase in earning assets	–
$142.3	Q2 2015	3.22%

- Net interest income growth of 9% from Q1-2015 and 23% from Q2-2014
- MFL growth benefits NII with small negative to NIM
- Traditional LHI spreads continue to show only modest erosion with competitive pressure
- Impact of liquidity build significantly reduces NIM, but no adverse impact on NII

Loan Growth

Average Balance Trends ($B)



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Portfolio Balances ($B)
4.51%
4.52%
4.40%
4.31%
4.32%
$2.8
$3.5
$3.5
$3.7
$4.6
$9.0
$9.4
$9.9
$10.5
$10.9
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
LHI (excl. MFLs)
MFLs
LHI (excl. MFL) Yield

Total Loan Composition

($16.1 Billion at 6/30/15)



Business Assets 28%
Energy 6%
Highly Liquid Assets 1%
Mortgage Finance 30%
Other Assets 3%
Comml R/E Mkt. Risk 17%
Residential R/E Mkt. Risk 7%
Owner Occupied R/E 5%
Unsecured 3%

Growth Highlights

- Broad-based growth in average traditional LHI – Growth of $438.9 million (4%) from Q1-2015 and $2.0 billion (22%) from Q2-2014
- Period-end balance $182.3 million higher than Q2-2015 average balance and 22% above Q2-2014 period-end balance
- MF performance exceeded industry trends with increase in averages of 22% from Q1-2015 and 62% from Q2-2014
- Consistent with trends, average MFLs represent 29% of total loans at Q2-2015 compared to 31% at period end

Deposit Growth

Average Balance Trends ($B)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Deposit Balances ($B)
$3.6
$6.3
$4.7
$6.9
$5.0
$7.4
$5.6
$8.0
$6.8
$7.8
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Interest-Bearing Deposits
DDAs

Funding Costs



0.31%
0.28%
0.28%
0.26%
0.24%
0.17%
0.16%
0.17%
0.17%
0.16%
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Avg Cost of Deposits
Total Funding Costs

Growth Highlights

- Core funding costs – deposits and borrowed funds – decreased to 16 bps for Q2-2015 compared to 17 bps at Q1-2015 and Q2-2014
- Deposit growth consistent with strategic opportunity to build deposit base
  - Minor benefit to NII
  - Impact on NIM consistent with objectives, and will fluctuate from quarter to quarter based on levels of liquidity assets and loan mix
  - Significant increase in asset sensitivity and duration of low-cost funding

Non-interest Expense

Efficiency Ratio Trends



60.9%
60.3%
60.9%
60.8%
55.3%
55.6%
55.8%
56.7%
55.4%
52.9%
53.4%
53.8%
52.4%
* Peer data through Q1-2015 from SNL Datasource
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Texas Capital
Texas Peers*
Top 100*

Quarterly Change

Non-interest expense ($MM)	Increase/ (Decrease)
Q1 2015	**$76.5**
Salaries and employee benefits – seasonal impact of FICA, etc. in Q1	(1.8)
Salaries and employee benefits – related to stock price changes	1.9
Salaries and employee benefits – performance based incentives, LTI and annual incentive pool	1.0
Salaries and employee benefits – continued build out	1.6
Legal & other professional – varies by quarter	1.6
FDIC assessment	.4
All other – includes occupancy, technology and marketing, all with some one-time and seasonal expenses	.1
Q2 2015	**$81.3**

Expense Highlights

- Efficiency Ratio at 52.4% in Q2-2015, benefitting from the continued growth in MFLs
- Continued focus on managing growth in NIE
  - Linked quarter increase in incentive expense linked to performance and change in stock price ($900,000 benefit for Q1-2015 compared to $1.0 million expense for Q2-2015)
  - Continued build-out including MCA and Private Wealth Management

Performance Summary - Quarterly

(in thousands)	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Net interest income	$ 142,285	$ 130,009	$ 127,582	$ 125,661	$ 115,407
Non-interest income	12,771	12,267	11,226	10,396	10,533
Net revenue	155,056	142,276	138,808	136,057	125,940
Provision for credit losses	14,500	11,000	6,500	6,500	4,000
Non-interest expense	81,276	76,517	74,117	71,915	69,765
Income before income taxes	59,280	54,759	58,191	57,642	52,175
Income tax expense	21,343	19,709	20,357	20,810	18,754
Net income	37,937	35,050	37,834	36,832	33,421
Preferred stock dividends	2,437	2,438	2,437	2,438	2,437
Net income available to common shareholders	$ 35,500	$ 32,612	$ 35,397	$ 34,394	$ 30,984
Diluted EPS	$ .76	$ .70	$ .78	$ .78	$ .71
Net interest margin	3.22%	3.22%	3.56%	3.77%	3.87%
ROA	.83%	.84%	1.03%	1.07%	1.08%
ROE	10.32%	9.82%	11.41%	12.11%	11.38%
Efficiency	52.4%	53.8%	53.4%	52.9%	55.4%

2015 Outlook

Business Driver	2015 Outlook v. 2014 Results	Changes since April 22, 2015
Average LHI	Mid to upper-teens percent growth	Increased from low to mid-teens percent growth
Average LHI – Mortgage Finance	Mid-20's to low-30's percent growth	Increased from high single to low double-digit percent growth
Average Deposits	Low to mid-30's percent growth	Increased from low-20's percent growth
Net Interest Income	Mid to high-teens percent growth	Increased from low double-digit percent growth
Net Interest Margin	3.40% to 3.50%, excluding effect of continued liquidity build	
Net Charge-Offs / Provision Expense	Less than 0.25%; potential for quarterly provision consistent with Q2-2015 during 2nd half of 2015	Provided additional guidance on provision expense
NIE	Low to mid-teens percent growth	-
Efficiency Ratio	Low to mid-50's	Decreased from mid-50's
Diluted shares	2015 will include full effect of 2014 common equity offerings	-

Asset Quality

Non-accrual loans	Q2 2015
Commercial	$ 92,066
Construction	16,749
Real estate	7,668
Consumer	–
Equipment leases	6,437
Total non-accrual loans	122,920
Non-accrual loans as % of loans excluding MF	1.11%
Non-accrual loans as % of total loans	.77%
OREO	609
Total Non-accruals + OREO	$ 123,529
Non-accrual loans + OREO as % of loans excluding MF + OREO	1.11%
Reserve to non-accrual loans	1.0x

NCO / Average Traditional LHI



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.58%
0.10%
0.07%
0.07%
0.13%
2011
2012
2013
2014
2015

	2011	2012	2013	2014	2015
Combined Reserves/ Trad'l LHI	1.31%	1.15%	1.09%	1.06%	1.14%

Asset Quality Highlights

- Total credit cost of $14.5 million for Q2-2015, compared to $4.0 million in Q2-2014 and $11.0 million in Q1-2015
- NCOs $3.6 million, or 14 bps, in Q2-2015 compared to 11 bps in Q2-2014 and 12 bps in Q1-2015
- Increase in non-accruals; NPA ratio still at manageable level
- No net charge-offs related to energy; energy NPAs at $38.2 million for Q2-2015 compared to $1.9 million in Q1-2015

EPS Growth



EPS Growth
(5-yr CAGR of 27%)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.00
$1.98
$3.00
$2.72
$0.78
$0.78
$0.71
$0.60
$0.76
$0.70
2010
2011
2012
2013
2014
YTD Q2-2015

Stock Offerings			2,300,000 common shares August	$150 million preferred shares March	1,875,000 January 2,523,128 November common shares

Note: YTD 2015 includes the full impact of the common stock offering completed in Q4-2014

Closing Comments

- Continued traditional LHI growth experienced in Q2-2015 affirms our confidence in the guidance for the remainder of 2015, despite limitations on CRE and Builder Finance growth rates and uncertainty related to Energy
- Continue to have critical focus on maintaining strong credit quality, and managing higher levels of non-accruals
- Significant mortgage finance average balance growth in Q2-2015 with lower ending balance as a result of actions taken to manage the concentration
- Continued success in building liquidity which continued to have a significant impact on NIM in Q2-2015 with minor benefit to net interest income
- Remain highly asset sensitive based on how we run our business; better positioned to take advantage of increases in short-term rates
- Optimistic that the launch of our MCA business, while complementing our current MF business, will provide exceptional returns and improve our capital efficiency

Q&A

Appendix

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q2 2015		Q1 2015		Q2 2014	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 36,508	3.61%	$ 39,930	3.78%	$ 50,487	4.00%
Liquidity assets	2,304,422	.25%	2,210,864	.25%	198,058	.22%
Loans held for investment, mortgage finance	4,573,478	2.96%	3,746,938	2.99%	2,822,560	3.30%
Loans held for investment	10,941,029	4.32%	10,502,172	4.31%	8,984,521	4.51%
Total loans, net of reserve	15,405,421	3.95%	14,148,068	3.99%	11,716,976	4.25%
Total earning assets	17,746,351	3.47%	16,398,867	3.49%	11,965,521	4.18%
Total assets	$18,239,385		$16,857,892		$12,362,459	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$ 7,777,415	.29%	$ 8,044,876	.28%	$ 6,326,034	.27%
Other borrowings	1,565,874	.16%	1,172,675	.16%	666,696	.18%
Total long-term debt	399,406	4.84%	399,406	4.88%	399,406	4.88%
Total interest bearing liabilities	9,742,695	.46%	9,616,957	.46%	7,392,136	.51%
Demand deposits	6,804,994		5,592,124		3,629,941	
Stockholders' equity	1,530,082		1,496,172		1,241,787	
Total liabilities and stockholders' equity	$18,239,385	.24%	$16,857,892	.26%	$12,362,459	.31%
Net interest margin		3.22%		3.22%		3.87%
Total deposits and borrowed funds	**$16,148,283**	.16%	**$14,809,675**	.17%	**$10,622,671**	.17%
Loan spread		3.79%		3.82%		4.08%

Average Balance Sheet - Quarterly

(in thousands)	QTD Average			Q2/Q1 % Change	YOY % Change
	Q2 2015	Q1 2015	Q2 2014		
Total assets	$18,239,385	$16,857,892	$12,362,459	8%	48%
Loans held for investment	10,941,029	10,502,172	8,984,521	4%	22%
Loans held for investment, mortgage finance	4,573,478	3,746,938	2,822,560	22%	62%
Total loans	15,514,507	14,249,110	11,807,081	9%	31%
Liquidity assets	2,304,422	2,210,864	198,058	4%	1064%
Demand deposits	6,804,994	5,592,124	3,629,941	22%	87%
Total deposits	14,582,409	13,637,000	9,955,975	7%	46%
Stockholders' equity	1,530,082	1,496,172	1,241,787	2%	23%

Period End Balance Sheet

(in thousands)	Period End			Q2/Q1 % Change	YOY % Change
	Q2 2015	Q1 2015	Q2 2014		
Total assets	$17,817,338	$17,325,458	$13,534,352	3%	32%
Loans held for investment	11,123,325	10,760,978	9,153,005	3%	22%
Loans held for investment, mortgage finance	4,906,415	5,408,750	3,700,253	(9)%	33%
Total loans	16,029,740	16,169,728	12,853,258	(1)%	25%
Liquidity assets	1,337,364	734,495	240,617	82%	456%
Demand deposits	6,479,073	6,050,817	4,181,774	7%	55%
Total deposits	14,188,276	14,122,306	10,757,316	0%	32%
Stockholders' equity	1,554,529	1,517,958	1,262,816	2%	23%